The Income Fund of America, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,507,294
------------------ --------------------------------
------------------ --------------------------------
Class B            $105,906
------------------ --------------------------------
------------------ --------------------------------
Class C            $132,396
------------------ --------------------------------
------------------ --------------------------------
Class F            $45,544
------------------ --------------------------------
------------------ --------------------------------
Total              $1,791,140
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $9,019
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,649
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $3,247
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $433
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $136
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $334
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $5,613
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $8,959
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $2,450
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,516
------------------ --------------------------------
------------------ --------------------------------
Total              $34,356
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.6358
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.4946
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.4779
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.6145
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.6105
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.4566
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.4581
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.5513
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.6065
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.4713
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.4782
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.5599
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.6145
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6694
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,523,657
------------------ ----------------------------------
------------------ ----------------------------------
Class B            222,235
------------------ ----------------------------------
------------------ ----------------------------------
Class C            309,765
------------------ ----------------------------------
------------------ ----------------------------------
Class F            85,823
------------------ ----------------------------------
------------------ ----------------------------------
Total              3,141,480
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        17,567
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        3,969
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        8,211
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        927
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        286
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          999
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          14,538
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          21,100
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          6,424
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,297
------------------ ----------------------------------
------------------ ----------------------------------
Total              78,318
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $18.70
----------------------- -------------------------
----------------------- -------------------------
Class B                 $18.61
----------------------- -------------------------
----------------------- -------------------------
Class C                 $18.58
----------------------- -------------------------
----------------------- -------------------------
Class F                 $18.68
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $18.68
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $18.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $18.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $18.66
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $18.68
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $18.65
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $18.60
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $18.67
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $18.69
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $18.70
----------------------- -------------------------